UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

CATCHA INVESTMENT CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40061	98-1574476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Level 42, Suntec Tower Three 8 Temasek Blvd, Singapore	038988
(Address of principal executive offices)	(Zip Code)

+65 6829-2294

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	CHAA.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	CHAA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2023, Catcha Investment Corp (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to vote on the proposals described under Item 5.07 of this Current Report on Form 8-K. At the Extraordinary General Meeting, the Company’s shareholders approved a proposal (the “Trust Amendment Proposal”) to amend the Company’s investment management trust agreement, dated as of February 11, 2021 (the “IMTA”), by and between the Company and Continental Stock Transfer & Trust Company (“CST”), to extend the date by which the Company has to consummate a business combination from February 17, 2023 to February 17, 2024 or such earlier date as is determined by the Company’s board of directors (such date, the “Extended Date”). Following such approval by the Company’s shareholders, the Company and CST entered into the Amendment No. 1 to the IMTA on February 14, 2023 (the “IMTA Amendment”).

The foregoing description of the IMTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is filed herewith as Exhibit 10.1 hereto and is incorporated herein by reference.

On February 14, 2023, the Company issued an unsecured convertible promissory note (the “Extension Note”) to Catcha Holdings LLC (the “Sponsor”), pursuant to which the Company may borrow up to $900,000 (the “Extension Loan”) from the Sponsor. Pursuant to the Extension Note, from February 17, 2023 to the Extended Date, the Sponsor has agreed to deposit into the Company’s trust account established in connection with its initial public offering $75,000 each month (or a pro rata portion thereof if less than a month) until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination, and (ii) the date that $900,000 has been loaned. Such loan may, at the Sponsor’s discretion, be converted into warrants (the “Extension Loan Warrants”) to purchase Class A ordinary shares of the Company, par value $0.0001 per share, at a conversion price equal to $1.50 per warrant, with each warrant entitling the holder to purchase one Class A ordinary share of the Company at a price of $11.50 per share, subject to the same adjustments applicable to the warrants issued to the Sponsor in the private placement that closed on February 17, 2021 (the “Private Placement Warrants”) in connection with the initial public offering of the Company’s securities. The terms of the Extension Loan Warrants will be identical to those of the Private Placement Warrants. The Extension Loan will not bear any interest, and will be repayable by the Company to the Sponsor, on a date that is the earlier of (a) the consummation of the Company’s initial merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities and (b) the liquidation of the Company. The maturity date of the Extension Loan may be accelerated upon the occurrence of an Event of Default (as defined under the Extension Note).

The issuance of the Extension Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The foregoing description of the Extension Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Note, a copy of which is filed herewith as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders

The information disclosed in Items 5.03 and 5.07 of this Current Report on Form 8-K with respect to the Extension Amendment Proposal and Extension Amendment (each as defined below) is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extraordinary General Meeting, the Company’s shareholders approved an amendment to the Company’s amended and restated memorandum and articles of association (the “Extension Amendment”) to extend the date by which the Company has to consummate a business combination from February 17, 2023 to the Extended Date (the “Extension Amendment Proposal”).

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 14, 2023, the Company held the Extraordinary General Meeting for its shareholders to approve the Extension Amendment Proposal, the Trust Amendment Proposal, and an adjournment proposal, each as described in the definitive proxy statement of the Company relating to the Extraordinary General Meeting, which was filed with the Securities and Exchange Commission on January 24, 2023, as supplemented. As there were sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the adjournment proposal was not presented to shareholders.

Holders of 30,878,414 ordinary shares of the Company held of record as of January 4, 2023, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 82.34% of the voting power of the Company’s ordinary shares as of the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal and the Trust Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
26,883,869	3,994,125	420

The Trust Amendment Proposal

For	Against	Abstain
26,883,869	3,994,125	420

In connection with the vote to approve the Articles Amendment, the holders of 27,785,141 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.18 per share, for an aggregate redemption amount of $282,903,643.31.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Memorandum and Articles of Association.

10.1	Amendment No. 1 to Investment Management Trust Agreement, dated as of February 14, 2023, by and between the Company and CST.

10.2	Promissory Note, dated as of February 14, 2023 and issued to Catcha Holdings LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2023

CATCHA INVESTMENT CORP

By:	/s/ Patrick Grove
Name: Patrick Grove
Title: Chairman and Chief Executive Officer